NASDAQ TICKER: ACBI 2018 ANNUAL SHAREHOLDERS MEETING

Forward‐Looking Statements This presentation contains forward‐looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward‐looking nature. These forward‐looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward‐looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward‐looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward‐looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward‐looking statements: changes in our business strategy implemented following the integration with First Security Group, Inc. may result in the expected benefits of the acquisition not being fully realized; costs associated with, and fluctuations in income resulting from, strategic decisions with respect to particular markets, locations or lines of business; loss of income from out trust business following our exit of this business; changes in asset quality and credit risk; the cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework, including those associated with the Dodd‐Frank Wall Street Reform and Consumer Protection Act (the “Dodd‐Frank Act”), could adversely affect the operating results of the company; an increasing interest rate environment may compress margins and adversely affect net interest income; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short‐ and long‐term interest rates; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; adequacy of our risk management program; increased costs associated with operating as a public company; increased competitive pressure due to consolidation in the financial services industry; risks related to security breaches, cybersecurity attacks and other significant disruptions in our information technology systems, including attacks focused on the financial industry, may result in costs and liabilities related to compromised personal information of our customers; the effect of changes in tax law, such as the effect of the Tax Cuts and Jobs Act that was enacted on December 22, 2017; or other risks and factors identified in our Annual Report on Form 10‐KasfiledwiththeSecuritiesandExchangeCommission on March 15, 2018 in Part I, Item 1A under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and 2 Results of Operations.”

Non‐GAAP Financial Information Statements included in this presentation include non‐GAAP financial measures and should be read long with the accompanying tables, which provide a reconciliation of non‐GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non‐GAAP financial measures, including: (i) operating net income; (ii) taxable equivalent interest income; (iii) taxable equivalent net interest income; (iv) taxable equivalent net interest margin; (v) operating income before taxes; (vi) operating income tax expense; (vii) operating return on average assets; (viii) operating return on average equity; (ix) tangible common equity; (x) operating diluted earnings per share; and (xi) tangible book value per common share, in its analysis of the Company's performance. Operating net income excludes the revaluation of net deferred tax assets. Tangible common equity excludes goodwill and other intangible assets from shareholders' equity. Management believes that non‐GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non‐GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non‐GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non‐GAAP financial measures may not be comparable to non‐GAAP financial measures presented by other companies. 3

Our Company TOTAL ASSETS MARKET CAP Price Appreciation Since May 15, 2007 $2.7 Billion  ~$523 Million  103% 85% Emerging Growth and Entrepreneurial focus  81% High-touch, customized service delivery  Product breadth and depth Operating in the Atlanta, Chattanooga and Knoxville metropolitan markets  (5%) (2%) ACBI BKX DJIA S&P 500 SNL Bank 4 Financial data as of 3/31/2018; Market data as of 5/15/2018

2017 Results (2) 2017 2016 Operating Net Income Diluted EPS $     (0.15) $      0.53 $13,672 (1)(2) Financial  Diluted EPS ‐ operating       0.53      0.51 $12,882 Performance Net income (loss) (3)   (3,726)  13,395 Operating net income(2)  13,672  12,882 Net charge offs to average loans 0.23% 0.11 % Asset Quality NPAs to total assets 0.14 0.13 2016 2017 . Reported operating net income of $13.7 million, or $0.53 per diluted share, an increase  of 6% compared to 2016  . Grew commercial and industrial loans by $84 million, or 16%, from December 31,  2016 . Reported taxable equivalent net interest margin of 3.28%, an increase of 16 basis points  from 2016 Dollars in thousands (except per share data) (1) Excludes gain on sale of branches, merger related and divestiture expenses, and revaluation of net deferred tax asset (2) Data shown is a non‐GAAP financial  measure. Please see “Non‐GAAP Reconciliation” on slides 12 and 13 for more details (3) 2017 profitability impacted by $17.4 million increase in income tax expense  5 due to reduction of value of deferred tax asset

First Quarter 2018 Financial Highlights  Q1 2018 Q4 2017 Q1 2017 Net income (loss)(1) $5,038      $   (15,337) $      3,230 Operating net income(2)(3)      5,038      2,061      3,230 Diluted EPS        0.19       (0.60)        0.13 Diluted EPS ‐ operating(2)(3)        0.19        0.08        0.13 Taxable equivalent NIM(3) 3.51% 3.39% 3.20 % NPAs / total assets 0.13 0.14 0.21 Dollars in thousands (except per share data) (1) Q4 2017 profitability impacted by $17.4 million increase in income tax expense due to reduction of value of deferred tax asset (2) Excludes revaluation of net  deferred tax asset in Q4 2017 (3) Data shown is a non‐GAAP financial measure. Please see “Non‐GAAP Reconciliation” on slides 12 and 13 for more details 6

2018 Priorities 1 2 3 4 5 Invest in  Leverage Atlanta  Focus on  Improve Tennessee  High Growth  Success Core Deposits Efficiency Realignment Businesses • Profitable and  • Investments  • Leveraging  • Exit noncore and  • Build scale in  distinctive model include:  treasury  under‐performing  branches  management  businesses • SBA • Small business  • Expand  platform commercial  • Franchise  • Disciplined  initiative Finance  • Focus on key  banking team expense  • New leadership  deposit rich  • Payments /  management and new banking  • Maximize  client segments Technology  team operating  banking leverage • Aligning banker  • Treasury  incentives management  platform Positioned for improved performance and shareholder value creation 7

Leverage Atlanta Success Proven business model providing high touch service to commercial clients and high  net worth individuals Atlanta Market Highlights – 3/31/2018 Atlanta Commercial and Private Banking Loans ($M) $518 Loans ($M) $871 $466 $506 $408 Average Deposits ($M) $795 4.42% Branches 1 4.07% Loans / Deposits 110% 3.59% 3.72% 2015 2016 2017 3/31/2018 Loans Yield on Loans Atlanta Loan and Deposit Composition – 3/31/2018 Atlanta Commercial and Private Banking Deposits ($M) Loans: Deposits: $654 $677 Private  CRE  $118MM $555 Banking  $472 CRE  $154MM $353MM Commercial  $459MM 0.22% 0.24% Commercial  0.18% 0.19% $523MM 2015 2016 2017 3/31/2018 Private Banking  Average Deposits Cost of Deposits $59MM 8 Note: Commercial & Private Banking charts exclude CRE loans

Investing in High Growth Businesses  . 10 bankers; added 5 in 2017 and YTD 2018 nd (1) SBA Lending . Ranked 2 for SBA 7(a) originations in Georgia . Fee income of $1.3 million in Q1 2018 and $4.1 million in 2017 Franchise  . 2 lenders and more than $100 million in outstanding balances  Lending . Focus on multi‐unit operators across various industry verticals . 3 bankers focused on growing deposits and fee income with payments and fintech  companies Payments &  . Recognized as a Top 50 ACH Bank in the US by NACHA, the Electronic Payments  Technology  Association Banking . 6.3 million ACH transactions processed in Q1 2018 . 33% increase in fee income from Q1 2017 to Q1 2018 Treasury  . ACE for Business and ACE for Treasury improve our clients’ efficiency and profitability Management . Strengthens the entire relationship (loan and deposits)  (1) Source: Small Business Administration Georgia District Office 9

We Serve Growth Markets Focus on select, robust Southeastern MSAs with attractive demographic profiles Urban Markets Served Georgia Tennessee Atlanta Chattanooga & Knoxville GDP ($B)(1) $364  $65  MSA Population (thousands)                                         5,920                                          1,434  Median HHI(2) $65,167  $52,086  Proj. 5‐Year HHI Growth(2) 9.2% 9.8% # Total Businesses(3)                                    221,070                                       55,199  Deposits ($M)(4) $162,973  $25,981  Source: SNL Financial and U.S. Department of Commerce Bureau of Economic Analysis. (1)  (2) 2016 MSA GDP per U.S. Department of Commerce Bureau of Economic Analysis report released 9/20/2017 Tennessee figures reflect Chattanooga and Knoxville  10 MSAs, weighted by population (3)NAICS total number of businesses per SNL Financial (4)Source: SNL

Achievable Operating Leverage 2019 Targets Key Components Optimizing Financial Performance Leverage Atlanta Success Loan Growth 10%+ Invest in High Growth Businesses  Focus on Core Deposits Efficiency Ratio  <65% Improve Efficiency ROAA >1.0% Tennessee Realignment 11

Non-GAAP Reconciliation

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2018	2017				For the year ended December 31,	
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	2017	2016
Taxable equivalent interest income reconciliation							
Interest income - GAAP	$ 25,982	$ 25,137	$ 24,351	$ 24,322	$ 22,461	$ 96,271	$ 88,217
Taxable equivalent adjustment	103	213	215	223	255	906	484
Interest income - taxable equivalent	$ 26,085	$ 25,350	$ 24,566	$ 24,545	$ 22,716	$ 97,177	$ 88,701
Taxable equivalent net interest income reconciliation							
Net interest income - GAAP	$ 21,517	$ 21,109	$ 20,291	$ 20,489	$ 19,253	$ 81,142	$ 76,708
Taxable equivalent adjustment	103	213	215	223	255	906	484
Net interest income - taxable equivalent	$ 21,620	$ 21,322	$ 20,506	$ 20,712	$ 19,508	$ 82,048	$ 77,192
Taxable equivalent net interest margin reconciliation							
Net interest margin - GAAP	3.49%	3.35%	3.23%	3.23%	3.16%	3.24%	3.10%
Impact of taxable equivalent adjustment	0.02%	0.04%	0.03%	0.03%	0.04%	0.04%	0.02%
Net interest margin - taxable equivalent	3.51%	3.39%	3.26%	3.26%	3.20%	3.28%	3.12%
Operating income before income taxes reconciliation							
Income before income taxes - GAAP	$ 6,336	$ 3,801	$ 5,942	$ 6,173	$ 4,732	$ 20,648	$ 21,344
Taxable equivalent adjustment	103	213	215	223	255	906	484
Operating income before income taxes	$ 6,439	$ 4,014	$ 6,157	$ 6,396	$ 4,987	$ 21,554	$ 20,990
Operating income tax reconciliation							
Income tax expense - GAAP	$ 1,298	$ 19,138	$ 1,890	$ 1,844	$ 1,502	$ 24,374	$ 7,949
Taxable equivalent adjustment	103	213	215	223	255	906	484
Revaluation of net deferred tax asset	-	(17,398)	-	-	-	(17,398)	-
Operating income tax expense	$ 1,401	$ 1,953	$ 2,105	$ 2,067	$ 1,757	$ 7,882	$ 8,108
Operating net income reconciliation							
Net income (loss) - GAAP	$ 5,038	$ (15,337)	$ 4,052	$ 4,329	$ 3,230	$ (3,726)	$ 13,395
Revaluation of net deferred tax asset	-	17,398	-	-	-	17,398	-
Operating net income	$ 5,038	$ 2,061	$ 4,052	$ 4,329	$ 3,230	$ 13,672	$ 12,882
Operating diluted earnings per share reconciliation							
Diluted earnings (loss) per share - GAAP	$ 0.19	$ (0.60)	$ 0.16	$ 0.17	$ 0.13	$ (0.15)	$ 0.53
Revaluation of net deferred tax asset	-	0.68	-	-	-	0.68	-
Diluted earnings per share - operating	$ 0.19	$ 0.08	$ 0.16	$ 0.17	$ 0.13	$ 0.53	$ 0.51

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Non-GAAP Reconciliation (continued)

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2018	2017				For the year ended December 31,	
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	2017	2016
Tangible book value per common share reconciliation							
Total shareholders' equity	$ 307,059	$ 308,425	$ 324,754	$ 319,435	$ 310,967	$ 307,059	$ 303,658
Intangible assets	(24,050)	(24,393)	(24,760)	(25,151)	(25,913)	(24,050)	(26,383)
Total tangible common equity	$ 283,009	$ 284,032	$ 299,994	$ 294,284	$ 285,054	$ 283,009	$ 277,275
Common shares outstanding	25,772,208	25,712,909	25,716,418	25,654,521	25,535,013	25,772,208	25,093,135
Book value per common share - GAAP	$ 11.91	$ 11.99	$ 12.63	$ 12.45	$ 12.18	$ 11.91	$ 12.10
Tangible book value	10.98	11.05	11.67	11.47	11.16	10.98	11.05
Return on average equity reconciliation							
Net income (loss) - GAAP	$ 5,038	$ (15,337)	$ 4,052	$ 4,329	$ 3,230	$ (3,726)	$ 13,395
Revaluation of net deferred tax asset	-	17,398	-	-	-	17,398	-
Operating net income	$ 5,038	$ 2,061	$ 4,052	$ 4,329	$ 3,230	$ 13,672	$ 12,882
Average shareholders' equity	$ 306,821	$ 326,059	$ 323,832	$ 316,825	$ 308,261	$ 318,805	$ 301,443
Return on average equity - GAAP	6.66%	-18.66%	4.96%	5.48%	4.19%	-1.17%	4.44%
Return on average equity - operating	6.66%	2.51%	4.96%	5.48%	4.19%	4.29%	4.27%
Return on average assets reconciliation							
Net income (loss) - GAAP	$ 5,038	$ (15,337)	$ 4,052	$ 4,329	$ 3,230	$ (3,726)	$ 13,395
Revaluation of net deferred tax asset	-	17,398	-	-	-	17,398	-
Operating net income	$ 5,038	$ 2,061	$ 4,052	$ 4,329	$ 3,230	$ 13,672	$ 12,882
Average assets	$ 2,704,822	$ 2,720,070	$ 2,701,387	$ 2,762,389	$ 2,694,715	$ 2,719,658	$ 2,709,138
Return on average assets - GAAP	0.76%	-2.24%	0.60%	0.63%	0.48%	-0.14%	0.49%
Return on average assets - operating	0.76%	0.30%	0.60%	0.63%	0.48%	0.50%	0.48%
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 307,059	$ 308,425	$ 324,754	$ 319,435	$ 310,967	$ 307,059	$ 303,658
Intangible assets	(24,050)	(24,393)	(24,760)	(25,151)	(25,913)	(24,050)	(26,383)
Total tangible common equity	$ 283,009	$ 284,032	$ 299,994	$ 294,284	$ 285,054	$ 283,009	$ 277,275
Total assets	$ 2,718,665	$ 2,891,421	$ 2,638,412	$ 2,702,575	$ 2,802,078	$ 2,718,665	$ 2,727,543
Intangible assets	(24,050)	(24,393)	(24,760)	(25,151)	(25,913)	(24,050)	(26,383)
Total tangible assets	$ 2,694,615	$ 2,867,028	$ 2,613,652	$ 2,677,424	$ 2,776,165	$ 2,694,615	$ 2,701,160
Tangible common equity to tangible assets	10.50%	9.91%	11.48%	10.99%	10.27%	10.50%	10.27%

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APPENDIX INVESTOR  PRESENTATION  MARCH 2018 THE SOUTHEAST’S  BUSINESS BANK